Common Stock	12 Months Ended
Dec. 31, 2011
Common Stock/Cumulative Preferred Stock/Accumulated Other Comprehensive Income (Loss) [Abstract]
COMMON STOCK

28.    COMMON STOCK

Authorized: Unlimited number of non-par value common shares.

		2011		2010
Issued and outstanding:	Millions of shares	Millions of Canadian dollars	Millions of shares	Millions of Canadian dollars (adjusted)
Balance, January 1	114.62	$1,137.8	112.98	$1,097.9
Issuance of common stock	6.36	196.0	-	-
Issued for cash under Purchase Plans at market rate	1.40	42.8	1.32	34.4
Discount on shares purchased under Dividend Reinvestment Plan	-	(1.8)	-	(1.5)
Options exercised under senior management share option plan	0.45	8.8	0.32	6.0
Stock-based compensation	-	1.4	-	1.0
Balance, December 31	122.83	$1,385.0	114.62	$1,137.8

In March 2011, Emera issued 6,359,500 common shares, which included the exercise of the over-allotment option of 829,500 common shares. The shares were issued at $31.70 per share for net proceeds after-tax and issuance costs of $196.0 million.

As at December 31, 2011, there were 3.4 million (2010 – 3.8 million) common shares reserved for issuance under the senior management stock option plan, and 0.3 million (2010 – 0.5 million) common shares reserved for issuance under the employee common share purchase plan. The issuance of common shares under the current or proposed common share compensation arrangements will not exceed ten percent of Emera’s outstanding common shares.